Exhibit 10.7
                              SHAREHOLDER AGREEMENT


         THIS SHAREHOLDER AGREEMENT (the "Agreement") is entered into effective as of February 5, 2001 between MICROPAC INDUSTRIES, INC., a Delaware corporation (the "Company"), and Nicholas Nadolsky, an individual, (referred to herein as the "Shareholder").

         The Company has authorized capitalization of 3,627,151 shares of common stock, $0.10 par value, issued and outstanding. The Shareholder is the owner of five hundred forty-eight thousand eight hundred thirty-six (548,836) shares of the Company's common stock (the "Stock").

         The Shareholder and the Company desire to promote their mutual interests and the interests of the Company by entering into this Agreement concerning the Stock.

         ACCORDINGLY, in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

SECTION 1: DEFINITIONS

         As used herein, the following terms shall have the respective meanings indicated:

         1.1. Closing is defined in Section 4.

         1.2. Event Notice is defined in Section 3.1.

         1.3. Exercise Event means the occurrence of any of the following events with respect to a Shareholder:

                  (a) The Shareholder dies, or becomes permanently disabled (the "Shareholder's Death");

                  (b) The termination of the Shareholder's employment with the Company for any reason (a "Termination").

         1.4. Purchase Price means, with respect to each share of stock, the total Shareholder's equity as shown on the latest quarterly or annual balance sheet of the Company, audited or unaudited, divided by the number of issued and outstanding shares of the Company's common stock. Treasury shares and shares subject to outstanding but unexercised options shall not be deemed issued and outstanding.

         1.5. GAAP means generally accepted accounting principles, consistently applied with the principles customarily used by the Company in preparing its financial statements for financial reporting purposes.

         1.6. Shareholder means and includes Nicholas Nadolsky or in the event of his death or disability, his executor or legal representatives.




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         1.7.  Transfer  means(a)  any sale,  hypothecation,  transfer,  pledge, encumbrance, gift, donation, assignment, or other disposition, whether voluntary or involuntary, and whether during the Shareholder's lifetime or upon or after the Shareholder's death, including, but not limited to, any transfer by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment, or (b) the act of making any of the foregoing transfers.

          SECTION 2 GRANT OF PUT OPTION; ABILITY TO TRANSFER THE SHARES

         2.1. Grant of Put Option. Shareholder is hereby granted an option to require the Company to purchase, for the Purchase Price and upon the terms set forth in this Agreement, any or all of the shares of Stock that Shareholder now owns if an Exercise Event occurs.

         2.2. No Restrictions on Transfers. The Shareholder or the executor or legal representative of Shareholder may sell all or any part of the Stock. If all of the Stock is sold by the Shareholder, or his executors or legal representatives, this Agreement shall terminate and be null and void. If all or any part of the Stock is transferred to conveyed by gift or devise by the Shareholder or the Shareholder's executor or legal representative, this Agreement shall remain in full force and effect and may be enforced by such executor or legal representative.

                       SECTION 3 DELIVERY OF EVENT NOTICE

         3.1. Generally. Upon the occurrence of an Exercise Event, the Shareholder or the Shareholder's executor or legal representative may give the Company notice at any time thereafter (the "Event Notice") of the occurrence of that Exercise Event and the date of that occurrence.

         3.2. Contents of Event Notice. If given, the Event Notice shall specify that the Shareholder is requiring that the Company purchase all of the Stock at the Purchase Price.

                              SECTION 4 THE CLOSING

         4.1. Closing Time and Place. Unless otherwise mutually agreed to by the Shareholder and the Company, (a) the consummation of the sale and purchase of the Stock (the "Closing") will occur on the earlier of twenty (20) business days after: (i) the parties hereto have mutually agreed in writing on the Purchase Price of the Shares; or (ii) the Appraiser has prepared and delivered to the parties hereto a written report specifying the Fair Market Value of the Stock. If prior to the Closing any offer ("Offer")is made to purchase all of the assets or outstanding shares of the Company's common stock or to merge the Company into another legal entity, the Closing may be postponed by the Shareholder or the Company to allow the Shareholder to determine whether to accept the Offer or proceed with a sale of the Stock to the Company. If the Shareholder elects to postpone the Closing, the Shareholder may accept the Offer, in which event the Company shall not be required to purchase the Stock, and (b) the Closing will be held at the offices of the Company, Garland, Dallas County, Texas.

         4.2. Closing Deliveries.

                  (a) The Purchase Price. The Purchase Price shall be paid in cash or by certified bank or cashier's check at the Closing. If Stock is changed, reclassified, split, combined, converted, or exchanged for other securities or any securities are paid as dividends on the Stock after the date as of which the Purchase Price is determined and before the Closing of the sale of the Optioned Shares, appropriate adjustment shall be made to the Exercise Price to give effect to such change, reclassification, split, combination, conversion, exchange, or dividend.




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                  (b) The Stock. At the Closing,  the Shareholder  shall deliver to the Company the certificates representing the Stock being purchased, duly endorsed for transfer or accompanied by a duly executed stock power. The Shareholder shall covenant that the Stock sold are free and clear of all liens, claims, and encumbrances of any nature whatsoever.

                  (c) Other. All other action shall be taken at the Closing as the Shareholder and Company shall reasonably request to effect the purchase and sale of the Stock.

                       SECTION 5 MISCELLANEOUS PROVISIONS

         5.1. Specific Performance. Each party declares that it is impossible to measure in money the damages that will accrue to the other parties hereto by reason of a failure to perform or a breach in the performance of any of its obligations under this Agreement, and each party (a) agrees that the other parties to this Agreement shall be entitled to specific performance of the terms of this Agreement and injunctive and other equitable relief in case of any failure, breach or attempted breach and (b) waives any reimbursement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. If any party to this Agreement institutes any action or proceeding to specifically enforce the provisions hereof (a "plaintiff"), any party against whom that action or proceeding is brought (a "defendant") waives the claim or defense that the plaintiff has an adequate remedy at law, and the defendant will not urge in any such action or proceeding the claim or defense that such remedy at law exists.

         5.2 . Notices. Whenever any notice is required or permitted hereunder, that notice must be in writing. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered, given and received on the date it is personally received by (and receipt acknowledged in writing by) the Person who is to receive it or, if mailed, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, addressed to the Person who is to receive it at the address that such Person has theretofore specified by written notice delivered in accordance herewith. Any Person entitled to receive notice hereunder may change, at any time and from time to time, by written notice to the other parties, the address that such party had theretofore specified for receiving notices. Until changed in accordance herewith, each party hereby specifies as such party's address for receiving notices the address adjacent to such party's name on the signature page hereof. In the event more than one Person is to receive notice hereunder, notice shall not be deemed delivered or received until delivery is deemed to be made to the last Person who is to receive that notice (provided that any such Person may agree that notice shall be deemed to be delivered or received by that Person as of any earlier date).

         5.3. Further Assurances. Each of the parties hereto agrees to take, at its own expense, such further action as may be reasonably requested by any other party hereto necessary or desirable to accomplish or effect the purposes of this Agreement and the transactions contemplated hereby.

         5.4. Multiple Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for each party to execute each of such counterparts, but when all of the parties have executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each party in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the Person against whom enforcement of this Agreement is sought.



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         5.5. Entire  Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein, with respect to the right of Company or the Shareholder to sell Stock now or hereafter held by that Person. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         5.6. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

         5.7. Termination. This Agreement shall terminate (a) upon the execution of a termination agreement signed by all Persons who are parties to this Agreement, (b) automatically upon the sale of the Stock as provided herein.

         5.8. Amendments. This Agreement may be amended at any time and from time to time, in whole or in part, by an instrument in writing setting forth the particulars of such amendment duly executed by the Person against whom enforcement of that amendment is sought.

         5.9. Successors and Assigns. Except as otherwise expressly stated to the contrary herein, this Agreement shall be binding upon and inure to the benefit of each party hereto and shall be binding upon their respective heirs, successors, executors, representatives, and assigns.

         5.10. References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and vice versa; and words of any gender shall include each other gender where appropriate.

         5.11. Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         5.12. Governing Law. The laws of the state of Texas and of the United States of America shall govern the validity, construction, enforcement, and interpretation of this agreement, without reference to conflicts of law.

         5.13. After-Acquired Shares. Whenever the Shareholder (or its spouse) shall hereafter acquire any shares of Stock of the Company, the shares so acquired shall be held subject to all the terms and conditions of this Agreement.

         5.15. Arbitration. In the event of any dispute, interpretation or disagreement concerning this Agreement (the "Dispute"), such Dispute shall be settled by binding arbitration to be held in Dallas, Dallas County, Texas.

         ARBITRATION OF DISPUTES. WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE, THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT:


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         1.       ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

         2. THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THEIR RIGHT TO JURY TRIAL;

         3.       PRE-ARBITRATION   DISCOVERY  IS  GENERALLY  MORE  LIMITED  AND
                  DIFFERENT FROM COURT PROCEEDINGS;

         4. THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTNER'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF FILINGS BY THE ARBITRATORS IS STRICTLY LIMITED; AND

         IN THE EVENT THAT A DISPUTE ARISES BETWEEN ANY PARTY HERETO, SAID DISPUTE ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT OR THE ACTION OF ANY PARTY, THE PARTIES HEREBY EXPRESSLY AGREES THAT SAID DISPUTE SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN LITIGATION. EACH PARTY HEREBY AGREES TO SUBMIT THE DISPUTE FOR RESOLUTION TO THE AMERICAN ARBITRATION ASSOCIATION, WITHIN FIVE (5) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM ANY OF THE PARTIES. IF A PARTY FAILS TO SUBMIT THE DISPUTE TO ARBITRATION AS REQUESTED, THEN THE OTHER PARTY MAY COMMENCE AN ARBITRATION PROCEEDING. EACH PARTY AGREES THAT ANY HEARING SCHEDULED BY THE AAA SHALL TAKE PLACE IN DALLAS, TEXAS, AND THAT THE TEXAS ARBITRATION ACT SHALL GOVERN THE PROCEEDINGS AND ALL ISSUES RAISED UNDER THIS AGREEMENT TO ARBITRATE. IF ANY PARTY SHALL INSTITUTE ANY COURT PROCEEDING IN AN EFFORT TO RESIST ARBITRATION AND BE UNSUCCESSFUL IN RESISTING, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ITS LEGAL FEES AND ALL EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDING OR ITS EFFORTS TO ENFORCE ITS RIGHTS TO ARBITRATION AS PROVIDED HEREIN.

                            SECTION 6 COMPANY CAPITAL

         The Company shall not be obligated to purchase the Stock if at the time of such purchase the capital of the Company would be impaired under applicable laws. If the Company's capital would be impaired by the purchase of the Stock, the Closing shall be delayed until such time as the capital of the Company is not impaired. The Company agrees to take such reasonable actions as the Company's board of directors believe are reasonable to permit the Company to purchase the Stock without impairing the capital of the Company.










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         IN WITNESS  WHEREOF,  the parties  have  executed  this  Agreement or a
Spousal Consent on the dates set forth below, to be effective as of the date first written above.

Address:                                      MICROPAC INDUSTRIES, INC.

905 East Walnut
Garland, Texas 75040
                                              By:_______________________________

                                              Name:_____________________________

                                              Title:____________________________

                                              Date:_____________________________

                                              SHAREHOLDER
Address:
______________________________                __________________________________
                                              Nicholas Nadolsky

                                              Date: ____________________________








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